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CUSIP NO. 81371G 10 S
                                                                     EXHIBIT 7.2

                            AGREEMENT OF JOINT FILING

         Pursuant to Rule 13d-1(f) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned persons hereby agree to file with the Securities and Exchange Commission, the Statement on Schedule 13D (the "Statement") to which this Agreement is attached as an exhibit, and agree that such Statement, as so filed, is filed on behalf of each of them.

         This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original, and all of which together shall be deemed to constitute one and the same instrument.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement.

Dated: July 21, 1999


                                       By: /s/ Michael M. Grand
                                          ------------------------------
                                          Michael M. Grand, individually



                                       MONTPILIER HOLDINGS, INC.

                                       By: /s/ Michael M. Grand
                                          ------------------------------
                                          Michael M. Grand, President

                                       By: /s/ Fred Gluckman
                                          ------------------------------
                                          Fred Gluckman, individually



                                       GLUCKMAN FAMILY TRUST

                                       By: /s/ Fred Gluckman
                                          ------------------------------
                                          Fred Gluckman, Trustee

                                       By: /s/ Vera Ellen Andreoli
                                          ------------------------------
                                          Vera Ellen Andreoli, individually



                                       ANDREOLI FAMILY TRUST

                                       By: /s/ Vera Ellen Andreoli
                                          ------------------------------
                                          Vera Ellen Andreoli, Trustee

                                       By: /s/ Robert A. Steiner
                                          ------------------------------
                                          Robert A. Steiner, individually


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